Exhibit 99.1

J.P. Morgan Global High Yield and Leveraged Finance Conference February 24, 2014

2 This presentation may contain forward-looking statements based on current management expectations. Numerous factors, including those related to market conditions and those detailed from time-to-time in the Company’s filings with the Securities and Exchange Commission, may cause results to differ materially from those anticipated in the forward-looking statements. Many of the factors that will determine the Company’s future results are beyond the ability of the Company to control or predict. These statements are subject to risks and uncertainties and, therefore, actual results may differ materially. Readers should not place undue reliance on forward-looking statements, which reflect management’s views only as of the date hereof. The Company undertakes no obligation to revise or update any forward-looking statements, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise. All references to “Select” used throughout this presentation refer to Select Medical Holdings Corporation and its subsidiaries. Forward-Looking Statements

3 108 LTAC Hospitals 1,006 Outpatient Rehab Clinics Founded – 1996 123 specialty hospitals, 1,006 outpatient clinics, operations in 44 states plus D.C. $3.0 Billion Net Revenue 2013 $373 Million Adjusted EBITDA 2013(1) 31,200 Employees 15 Inpatient Rehab Hospitals 499 Contract Therapy Note: Statistics as of December 31, 2013 (1) See Slide 41 for non-GAAP reconciliation Select Medical Overview Specialty Hospitals Segment Outpatient Rehabilitation Segment

4 Strategy Be the “preferred” provider of post acute services in our markets - Structured partnerships - Hospital in hospital model - Outpatient critical mass

DC 3 1 2 1 1 1 91 2 3 9 5 1 5 5 14 2 11 5 3 1 4 3 1 1 8 3 2 1 1 3 3 15 7 60 45 4 3 70 18 1 1 17 13 3 5 27 2 145 4 42 23 3 2 60 13 148 40 1 5 13 15 2 100 39 20 9 64 1 21 27 3 9 7 17 12 33 24 19 14 1 9 1 22 15 3 1 2 2 1 2 3 3 2 118 Significant Scale and Breadth LTACH 107 Owned Hospitals 1 Managed Hospital 28 States Inpatient Rehab 8 Consolidated 7 Non-consolidated 4 Managed Units 7 States Outpatient Rehab 885 Owned Clinics 50 Non-consol. Clinics 71 Managed Clinics 32 States and D.C. Contract Therapy 499 Locations 30 States and D.C. *As of December 31, 2013 11 2 6 1 5 1

6 Post Acute Care Continuum LTACH Rehab SNF Outpatient Rehab Hospice Homehealth SEM Market Share 2nd largest 2nd largest -- largest -- -- 2012 Market Size - units (1) 430 239 freestanding 927 units 1,166 Total ˜15,000 ˜16,000 ˜3,700 ˜12,300 2012 Industry Size $5.5B $6.7B $29.0B $10B $15.7B $18.0B 2012 MedPAC Medicare Margins 7.1% 11.1% 13.8% - 8.7% (4) 14.4% (3) 2014 MedPAC proj Medicare Margin (2) 6.5% 13.1% 12.0% - 7.8% 12.6% (3) 2011 PPD Rate $1,470 $,1338 $431 ˜$100 $132 $44 (1) MedPAC Dec 2013 presentation (3) Freestanding only (2) MedPAC Dec 2013 presentation – see transcript – doesn't’ take into account sequestration impact (4) 2011

7 Revenue Mix Note: For year ended December 31, 2013 Medicare Inpatient 59% Outpatient 9% 4% Medicaid Total Company

8 2013 Highlights LTAC Hospitals patient criteria legislation Rehab Joint Ventures - OhioHealth - Scottsdale Health - San Antonio - UCLA/Cedar Sinai (executed) LTACH Joint Venture - Emory Health System (executed)

9 Specialty Hospitals Long Term Acute Care

10 LTACH Overview Major provider of LTACH services in U.S. 108 hospitals - 78 are hospital-in-hospital (3,005 beds); average size 39 beds - 29 are freestanding (1,580 beds); average size 54 beds - 1 managed freestanding hospital Ownership of freestanding LTACHs - 17 owned - 12 leased

11 LTACH Legislation Passed in late December 2013 as part of Budget bill and SGR Bill provides - Full LTACH DRG rates for patients • 3 day prior short term hospital ICU stay or • Ventilation patients for > 96 hours in the LTACH - Other patients receive “site neutral” rate which is lesser • IPPS per diem (capped at the IPPS DRG amount plus outlier payment) or • 100% cost

12 LTACH Legislation (con’t) Effective Date – cost report period beginning on or after October 1, 2015 Site Neutral Payments - Phased in over three years. Patients paid under this rate excluded from 25 ALOS - After FY 2020, those hospitals with 50% or less of their discharges at LTACH DRG will convert to IPPS hospital 25% Rule – extended through cost reporting period ending on or after October 1, 2016 Moratorium on new beds – renewed for period January 1, 2015 through September 30, 2017

13 LTACH Legislation – Select Impact Positives: - Degree of segment certainty with phase-in - 25% Rule extension - Select high CMI - HiH Strategy Neutral: - Moratorium Negatives: - Loss of some volume - Reduced rates for IPPS patients

14 Patient Criteria Opportunity 2012 LTACH Discharges 2012 STACH Eligible Patients Major Diagnostic Categories (MDC) % of LTACH Discharges to Eligible Patients ˜2,400,000 ˜145,000 Respiratory System 12.3% Infectious and Parasitic DDS 7.2% Musculoskeletal System & Connective Tissue 11.8% Non-healing Wounds 51.6% Circulatory System 1.4% All Other MDCs 4.8% TOTALS 6.1%

15 Specialty Hospitals Inpatient Rehabilitation

16 Wholly Owned Hospitals (4) - Kessler Institute (3 hospitals) – New Jersey - West Gables Rehabilitation – Miami, FL Consolidated Joint Ventures (5) - Penn State Hershey Rehabilitation – Hershey, PA - SSM Rehabilitation Network (2 hospitals and 1 managed unit) – St. Louis, MO - Select Rehabilitation – San Antonio, TX - UCLA/Cedar Sinai – Los Angeles, CA (2015 opening) Non-Consolidating Joint Ventures (7) - Baylor Institute for Rehabilitation (4 hospitals and 3 managed units) – Dallas, TX - Select Rehabilitation – Denton, TX - Scottsdale Healthcare Rehabilitation – Scottsdale, AZ - Ohio Health Rehabilitation – Columbus, OH Rehabilitation Hospitals

17 Rehabilitation Overview Founded in 1948 Largest licensed rehab hospital in U.S. (three campuses) 21 consecutive years U.S. News & World Report best hospital One of eight rehabilitation centers in U.S. to have Model System designation for both traumatic brain injury and spinal cord injury #1 Rehabilitation Institute of Chicago, Chicago, IL #2 Kessler Institute for Rehabilitation, West Orange, NJ #3 TIRR Memorial Hermann, Houston, TX #4 University of Washington Medical Center, Seattle, WA #5 Spaulding Rehabilitation Hospital, Boston, MA #6 Mayo Clinic, Rochester, MN #7 Craig Hospital, Englewood, CO #8 Rusk Institute, NYU Langone Medical Center, New York, NY #9 Moss Rehab-Albert Einstein, Elkins Park, PA #10 Shepherd Center, Atlanta, GA Kessler Overview U.S. News & World Report Best Rehabilitation Hospital Rankings 2012-2013

18 Strategy Partner in joint ventures with premier acute care hospitals and systems to build post acute networks c Scottsdale c UCLA/Cedar Sinai San Antonio Emory Baylor OhioHealth PSU SSM c c c c c c

19 Rehab JV Overview - 2 inpatient hospitals - 1 managed inpatient rehab unit - 36 outpatient locations - 15 contract therapy locations - 3 occupational health clinics - 4 day institute clinics - 4 inpatient hospitals - 3 managed inpatient rehab units - 48 outpatient locations - 1 contract therapy location - 54-bed rehab hospital - May 2014 hospital expansion • 22 Rehab beds • 22 SNF beds - 50-bed inpatient hospital - 44-bed inpatient hospital - 138-bed rehab hospital scheduled to open late 2015 - First provider partnership between UCLA and Cedars-Sinai Cedars-Sinai and UCLA Start Date: Dec. ‘09 Start Date: Apr. ‘11 Start Date: Aug. ‘07 Start Date: Jun. ‘13 Start Date: Aug. ‘13

20 Inpatient Rehab Regulatory Environment CMS Final Rule FY 2014 effective 10/1/13 - Standard Payment Conversion Factor increase 3.5% • Net Market basket increase of 1.8% • Other Budget Neutrality adjustments increasing standard payment rate 1.7% Budget Sequestration cuts effective April 1, 2013

21 Outpatient Rehabilitation Outpatient Rehab Clinics

22 Outpatient Rehabilitation – Industry Overview 1,006 575 400 284 Select Physio Therapy USPH ATI Source: Company public filings and websites as of December 31, 2013

23 Outpatient Clinic Strategy Establish and grow critical mass of clinics in key geographic marketplaces • Collaborate with market dominant physicians • Pricing power • Labor management efficiencies • Snap on acquisitions in marketplace

24 2014 Outpatient Initiatives Continued growth in workers’ comp business by illustrating historical ROI benefits of working with Select - Payors - Employers Expand hand therapy services to more clinics Expand concussion management program Continued development of start-up clinics

25 Outpatient Rehab Regulatory Environment Commercial - Stable Medicare - MPPR changes to therapy payments (effective April 2013) • 25% reductions increased to 50% reductions to practice expense component for 2nd and subsequent codes

26 Outpatient Rehabilitation Contract Therapy

27 Contract Services 499 contracts in 30 states and the District of Columbia 2013 Net Revenue of $183.5M Organic growth only

28 Minority Investments Allevant Rural Hospital Management Services (Mayo Clinic JV) Amplion Alarm alert technology company Haven Health Inpatient Psychiatric hospital company naviHealth Post acute managed care company U.S. Physiatry Physician practice management company

29 Strategic Priorities Use of capital – opportunistic - Acquisitions – primarily inpatient and outpatient rehab - Dividends • Special dividend $1.50/share @ 12/2012 • Dividend payment of $.30/share in 2013 - Stock buyback – $129.5M in 2011-13 (avg. price $7.75) - Debt repayment – net leverage of 3.9x @ 12/31/13

30 Financial Overview

31 2008 2009 2010 2011 2012 2013 Specialty Outpatient Other 2008 2009 2010 2011 2012 2013 Specialty Outpatient $2,390 $2,240 $2,153 Note: In Millions CAGR 6.7 % CAGR 6.6% $307 $330 $270 Net Revenue Adjusted EBITDA $2,805 $386 Net Revenue and Adjusted EBITDA Trends $2,949 $406 $2,976 $373

32 Volume Analysis

33 Volume Analysis NOTE: Data through Q1 2011 excludes reported visits from clinics transferred to the Baylor JV that no longer consolidate

34 Key Financial Metrics Pricing and Volume Trends Specialty Hospital Revenue per Patient Day1 / Admissions Outpatient Rehab Revenue per Visit2 / Visits (Admissions in Thousands) (Visits in Thousands) $101 $103 $103 $104 4,567 4,470 4,569 4,781 0 20 40 60 80 100 120 140 2010 2011 2012 2013 $1,474 $1,497 $1,534 $1,514 46 55 55 56 0.0 10.0 20.0 30.0 40.0 50.0 60.0 70.0 80.0 2010 2011 2012 2013 1 Net revenue per patient day is calculated by dividing specialty hospital direct patient service revenues by the total number of patient days 2 Net revenue per visit is calculated by dividing outpatient rehabilitation clinic revenue by the total number of visits. For purposes of this computation, outpatient rehabilitation clinic revenue does not include managed clinic or contract services revenue

35 2008 2009 2010 2011 2012 2013 Maintenance Development $52 $46 $57 $58 $68 $74 Annual Capital Expenditures ($ in millions)

36 Free Cash Flow $51 $108 $93 $171 $231 $119 2008 2009 2010 2011 2012 2013 Free Cash Flow1 ($ in millions) Note: Free Cash Flow calculated as Net Cash Provided by Operating Activities less Purchases of Property and Equipment 1 See Slide 41 for non-GAAP reconciliation Focus on Free Cash Flow Generation

37 As of 12/31/08 As of 12/31/09 As of 12/31/10 As of 12/31/11 As of 12/31/12 As of 12/31/13 Cash and Equivalents $ 64 $ 84 $ 4 $ 12 $ 40 $ 4 Revolving Credit Facility ($300mm) 150 0 25 40 130 20 Term Loan B 657 483 482 838 1,097 808 Sr. Unsecured Notes due 2021 - - - - - 600 Other Debt 5 6 6 5 6 17 Total Senior Debt 811 489 513 883 1,233 1,445 Sr. Sub. Notes due 2015 658 612 612 345 70 0 Total Op. Co. Debt $ 1,469 $ 1,101 $ 1,125 $ 1,228 $ 1,303 $ 1,445 Op. Co. Net Debt / Adjusted EBITDA1 5.2x 3.1x 3.7x 3.2x 3.1x 3.9x Sr. Floating Rate Notes due 2015 (Hold Co.) 175 167 167 167 167 0 Sr. Sub. Notes due 2015 (Hold Co.) 136 137 139 0 0 0 Total Debt $ 1,780 $ 1,405 $ 1,431 $ 1,395 $ 1,470 $ 1,445 Total Net Debt / Adjusted EBITDA1 6.4x 4.0x 4.6x 3.6x 3.5x 3.9x 1 See slide 41 for non-GAAP reconciliation ($ in millions) Capitalization Details

38 2014 Operational Focus Improve LTACH education process to STACHs Reduce variations in physician practice patterns Tighter labor management efficiencies Accelerate procurement savings Speed up real time data delivery to line level operators

39 2014 Financial Guidance Net Revenue $ 3,050M - $ 3,150M Adjusted EBITDA $ 365M - $ 385M Adjusted EPS $ 0.84 - $ 0.93

40 Appendix: Additional Materials

41 Non-GAAP Reconciliation 2008 2009 2010 2011 2012 2013 Net Income $ 25 $ 79 $ 82 $ 113 $ 154 $ 123 (+) Income tax 26 37 42 71 90 75 (+/-) Equity in losses/(earnings) of unconsolidated subsidiaries - - 1 (3) (8) (2) (+/-) Other expense / (income) - 1 (1) - - - (+) Interest expense, net 146 132 112 99 95 87 (-/+) (Gain) / Loss on debt retirement (1) (13) - 31 6 19 (+) Depreciation and Amortization 72 71 69 71 63 64 (+) Stock Based Compensation 2 23 2 4 6 7 Adjusted EBITDA $ 270 $ 330 $ 307 $ 386 $ 406 $ 373 Net Cash Provided by Operating Activities $ 107 $ 166 $ 145 $ 217 $ 299 $ 193 (-) Purchase of Property and Equipment 56 58 52 46 68 74 Free Cash Flow $ 51 $ 108 $ 93 $ 171 $ 231 $ 119 ($ in millions)

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